Comprehensive loss	3 Months Ended
Mar. 31, 2012
Comprehensive loss
Comprehensive loss

4.  Comprehensive loss

Comprehensive loss consists of two components, net loss and other comprehensive income (loss). Other comprehensive income (loss) refers to revenue, expenses, gains, and losses that under accounting principles generally accepted in the United States are recorded as an element of equity but are excluded from net loss. The Company’s other comprehensive income (loss) is composed of unrealized gains and losses on interest rate swap agreements accounted for as cash flow hedges and the Company’s foreign currency translation of its operations in Latin America, Central America and the Caribbean. The impact of the unrealized net loss decreased total equity on a consolidated basis by approximately $0.9 million for the three months ended March 31, 2012 and the impact of unrealized net gain increased total equity on a consolidated basis by approximately $1.1 million for the three months ended March 31, 2011.

Accumulated Other Comprehensive Loss.  The components of accumulated other comprehensive income (loss) were as follows (in thousands):

	Radiation Therapy Services Holdings, Inc. Shareholder				Noncontrolling Interests
(in thousands):	Foreign Currency Translation Adjustments	Derivative Losses on Interest Rate Swap Agreements	Other	Total	Foreign Currency Translation Adjustments	Other Comprehensive Income (Loss)
As of December 31, 2011	$(4,265)	$(625)	$—	$(4,890)	$(644)
Other Comprehensive (loss) income	(552)	(333)	—	(885)	24	(861)
Amortization of termination of interest rate swap agreement, net of tax	—	(84)	—	(84)	—	—
As of March 31, 2012	$(4,817)	$(1,042)	$—	$(5,859)	$(620)	$(861)